                                                                   EXHIBIT 10.37

                                 FIRST AMENDMENT
                                       TO
               AMENDED AND RESTATED RECEIVABLES TRANSFER AGREEMENT

            This FIRST AMENDMENT TO AMENDED AND RESTATED RECEIVABLES TRANSFER AGREEMENT (this "AMENDMENT"), is entered into as of October 1, 2005 by and among
(a) FSI Receivables Company LLC, a Delaware limited liability company ("TRANSFEROR"), (b) Fisher Scientific International Inc., a Delaware corporation ("PARENT"), as initial Servicer, (c) Atlantic Asset Securitization Corp., a Delaware corporation ("ATLANTIC" or a "CONDUIT"), and Liberty Street Funding Corp., a Delaware corporation ("LIBERTY STREET" or a "CONDUIT"), (d) Calyon New York Branch, a French chartered bank acting through its New York branch ("CALYON" and, together with Atlantic, the "ATLANTIC GROUP"), The Bank of Nova Scotia, a Canadian chartered bank acting through its New York Agency ("SCOTIABANK" and, together with Liberty Street, the "LIBERTY STREET GROUP"),
(e) Calyon, in its capacity as agent for the Atlantic Group (a "CO-AGENT"), Scotiabank, in its capacity as agent for the Liberty Street Group (a "CO-AGENT"), and (f) Scotiabank, in its capacity as administrative agent for the Atlantic Group, the Liberty Street Group and the Co-Agents (in such capacity, together with its successors and assigns, the "ADMINISTRATIVE AGENT" and, together with each of the Co-Agents, the "AGENTS"). Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings attributed to such terms in Exhibit I to the Receivables Transfer Agreement (as defined below) or, if not defined in the Receivables Transfer Agreement, the meanings attributed to such term in the Receivables Purchase Agreement referenced therein.

                                    RECITALS

            WHEREAS, Transferor, Parent, the Atlantic Group, the Liberty Street Group and the Agents are parties to that certain Amended and Restated Receivables Transfer Agreement dated as of February 4, 2005 (the "RECEIVABLES TRANSFER AGREEMENT" ); and

            WHEREAS, Transferor, Parent, the Atlantic Group, the Liberty Street Group and the Agents desire to amend certain provisions of the Receivables Transfer Agreement as herein set forth.

            NOW, THEREFORE, in consideration of the foregoing recitals, mutual agreements contained herein and for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Transferor, Parent, the Atlantic Group, the Liberty Street Group and the Agents hereby agree as follows:

SECTION 1. AMENDMENTS.

            1.1. The following new definitions are hereby inserted in their appropriate alphabetical order in Exhibit I to the Receivables Transfer
Agreement:

            "DEMAND ADVANCE" means an advance of Excess Cash made by Transferor to Parent prior to the Amortization Date which (i) is payable on demand,
      (ii) bears interest at a market rate in excess of Transferor's cost of funds, and (ii) is evidenced by the Demand Note.

            "DEMAND NOTE" means that certain demand note dated October 1, 2005 made by Transferor in favor of Parent in the form of Exhibit XI hereto.

            "EXCESS CASH" means, on any date of determination, cash of Transferor which is not (a) needed to pay for Receivables under the Receivables Purchase Agreement, (b) needed to pay Transferor's operating expenses for a period of at least the next 30 days, or (c) known by the Transferor to be required to be paid to any of the Agents or the Purchasers pursuant to the Transaction Documents on the next Settlement Date.

            1.2. The definition of "Related Security" in Exhibit I to the Receivables Transfer Agreement is hereby amended and restated in its entirety to read as follows:

            "RELATED SECURITY" means, with respect to any Receivable:

            (i) all "Related Security" under and as defined in the Receivables Purchase Agreement in which Transferor now has or hereafter acquires any right, title or interest,

            (ii) all of Transferor's right, title and interest in, to and under the Receivables Purchase Agreement in respect of such Receivable and all of Transferor's right, title and interest in, to and under the Performance Undertaking,

            (iii) all of Transferor's right, title and interest in, to and under the Demand Note and all Demand Advances evidenced thereby; and

            (iv) all proceeds of any of the foregoing.

Transferor hereby confirms that pursuant to the Receivables Transfer Agreement as amended hereby, the Administrative Agent has been granted a security interest in all of Transferor's right, title and interest in, to and under the Demand Note and the Demand Advances.

            1.3. The definition of "Transaction Documents" in Exhibit I to the Receivables Transfer Agreement is hereby amended and restated in its entirety to read as follows:

            "TRANSACTION DOCUMENTS" means, collectively, this Agreement, each Transfer Notice, the Receivables Purchase Agreement, each Collection Account Agreement, each Joinder Agreement, the Performance Undertaking, the Fee Letters, the Liquidity Agreements, the Demand Note, and all other instruments, documents and agreements executed and delivered in connection herewith.

            1.4. A new Exhibit XI is hereby added to the Receivables Transfer Agreement which reads as set forth in Annex A hereto.

            1.5. The following new sentence is hereby added to the end of
Section 2.1 of the Receivables Transfer Agreement:

            If, on any Settlement Date, the Collections are insufficient to pay any Obligations that are then due, Transferor will make demand upon the Parent for payment of the Demand Advances in an amount at least equal to the lesser of (x) the amount of such insufficiency, or (y) the aggregate outstanding principal balance of the Demand Advances, together with all accrued and unpaid interest thereon at the rate specified in the Demand Note, and any payments received from the Parent shall be distributed in accordance with Section 2.2 or 2.3, as applicable, as though they were Collections.

            1.6. The following new Section 2.3(c) is hereby added to the Receivables Transfer Agreement:

            (c) On the Amortization Date, Transferor shall make demand upon the Parent for payment in full of the Demand Advances, together with all accrued and unpaid interest thereon, and any payments received from the Parent shall be distributed in accordance with this Section 2.3 as though they were Collections.

            1.7. Section 7.1(i)(L) of the Receivables Transfer Agreement is hereby amended to delete "this Agreement and the Receivables Purchase Agreement" where it appears in the fourth line thereof and to substitute in lieu thereof "the Transaction Documents".

            1.8. Section 9.2 of the Receivables Transfer Agreement is hereby amended to insert the following language before the comma at the end of clause
(iii) thereof:

      and make demand for payment of the Demand Advances and all interest accrued and unpaid interest thereon.

SECTION 2. CONDITIONS TO EFFECTIVENESS; EFFECTIVE DATE.

            This Amendment will be effective as of the date hereof upon the satisfaction of the following conditions precedent:

            (a) Execution and delivery of this Amendment by the Transferor, Parent, the Atlantic Group, the Liberty Street Group and the Agents, and

            (b) Execution of the Demand Note by Parent and endorsement and delivery thereof by the Transferor to the Administrative Agent to be held as collateral under the Receivables Transfer Agreement.

SECTION 3. REPRESENTATIONS AND WARRANTIES.

            In order to induce the Atlantic Group and the Liberty Street Group to enter into this Amendment, each Transferor Party hereby represents and warrants to the Agents and the Transferees, as to itself, as of the date hereof and as of the date of each Incremental Transfer and the date of each Reinvestment, that:

            (a) Each representation and warranty contained in the Receivables Transfer Agreement and in each Transaction Document, after giving effect to this Amendment, is true and correct in all material respects as of the date hereof, except to the extent that such representation or warranty expressly relates to an earlier date, in which case, such representation and warranty is true and correct in all material respects as of such earlier date.

            (b) The execution, delivery and performance by it of this Amendment has been duly authorized by all necessary corporate action required on its part and this Amendment is its legal, valid and binding obligation enforceable against it in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally.

            (c) Neither its execution, delivery and performance of this Amendment nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of its organizational documents, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which it is a party or by which it or any of its property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to Agents on or before the date hereof.

            (d) After giving effect to this Amendment, no Amortization Event or Potential Amortization Event has occurred and is continuing.

SECTION 4. REFERENCE TO AND EFFECT UPON THE RECEIVABLES TRANSFER AGREEMENT.

            (a) Except as specifically set forth above, the Receivables Transfer Agreement and the other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed.

            (b) The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Receivables Transfer Agreement or any other Transaction Document, (ii) operate as a waiver or otherwise prejudice any right, power or remedy that the Agents may now have or may have in the future under or in connection with the Receivables Transfer Agreement or any other Transaction Document or (iii) constitute a waiver of any provision of the Receivables Transfer Agreement or any Transaction Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Receivables Transfer Agreement to "this Agreement", "herein", "hereof" and words of like import and each reference in the Receivables Transfer Agreement and the Transaction Documents to the Receivables Transfer Agreement shall mean the Receivables Transfer Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Receivables Transfer Agreement.

SECTION 5. COSTS AND EXPENSES.

            As provided in Section 10.2 of the Receivables Transfer Agreement, Transferor agrees to reimburse Agents for all fees, costs and expenses, including the reasonable fees, costs, and expenses of counsel in connection with this Amendment.

SECTION 6. GOVERNING LAW.

            THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OTHER THAN SECTION 5-1401 ET SEQ. OF THE GENERAL OBLIGATIONS LAW.

SECTION 7. COUNTERPARTS; SEVERABILITY; SECTION REFERENCES.

            This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of a signature page to this Amendment. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

SECTION 8. CONFIDENTIALITY.

            The matters set forth herein are subject to Section 13.5 of the Receivables Transfer Agreement, which is incorporated herein by reference.

                            [signature pages follow]

            IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.


FSI RECEIVABLES COMPANY LLC, AS TRANSFEROR

By: /s/ Kevin P. Clark
    ---------------------------------
    Name:  Kevin P. Clark
    Title: Vice President and Chief
           Financial Officer


FISHER SCIENTIFIC INTERNATIONAL INC., AS SERVICER

By: /s/ Kevin P. Clark
    ---------------------------------
    Name:  Kevin P. Clark
    Title: Vice President and Chief
           Financial Officer

THE BANK OF NOVA SCOTIA, INDIVIDUALLY, AS LIBERTY STREET AGENT AND AS ADMINISTRATIVE AGENT


By: /s/ Authorized Officer
    ---------------------------------
    Name:
    Title:


LIBERTY STREET FUNDING CORP.

By: /s/ Authorized Officer
    ---------------------------------
    Name:
    Title:

CALYON NEW YORK BRANCH, INDIVIDUALLY AND AS ATLANTIC AGENT


By: /s/ Authorized Officer
    ---------------------------------
    Name:
    Title:


By: /s/ Authorized Officer
    ---------------------------------
    Name:
    Title:


ATLANTIC ASSET SECURITIZATION CORP.

BY: CALYON NEW YORK BRANCH, AS ATTORNEY-IN-FACT

By: /s/ Authorized Officer
    ---------------------------------
    Name:
    Title:

By: /s/ Authorized Officer
    ---------------------------------
    Name:
    Title:

                                                                         ANNEX A

                                   EXHIBIT XI

                              [FORM OF] DEMAND NOTE

                                                                 October 1, 2005

            FOR VALUE RECEIVED, on the earlier of (i) demand and (ii) October 1, 2020, Fisher Scientific International Inc., a Delaware corporation (together with its successors, the "MAKER"), promises to pay to FSI Receivables Company LLC, a Delaware limited liability company (together with its successors and assigns, the "PAYEE"), the aggregate principal amount advanced by the Payee to the Maker from time to time on or after the date hereof, together with interest thereon from the date advanced to but excluding the date when paid as hereinafter provided.

            The Maker promises to pay interest in arrears quarterly on the fifth Business Day (as defined below) of the month immediately following each accrual period. As used herein, the term "BUSINESS DAY" shall mean each banking day in New York, New York. The accrual periods will run from the first day in October, January, April and July through the last day in December, March, June and September, respectively. The first interest payment will be made on January 6, 2006, and thereafter on the fifth Business Day of each of April, July, October and January on the unpaid principal balance of each advance made hereunder (each, a "LOAN") at a rate per annum (computed for actual days elapsed on the basis of a year consisting of 360 days) equal to the sum of 3-month LIBOR plus 100 basis points prior to maturity, As used herein, "LIBOR" shall mean, for any 3-month period, the rate per annum which appears on a Bloomberg L.P. terminal, displayed under the address "US0003M <Index> Q <Go>" effective as of 11:00 a.m. (London time), two Business Days prior to the beginning of the accrual period.

            The Payee is hereby authorized and directed to record the date and amount of each Loan made hereunder, together with interest accrued thereon, in its financial records in accordance with generally accepted accounting practices.

            All payments of principal and interest hereunder shall be made in immediately available funds, without deduction for setoff, counterclaim or taxes of any kind, to the bank account from time to time specified in writing by the Payee.

            If (i) the Maker or any of its subsidiaries shall generally not pay its debts as such debts become due or shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors; (ii) any proceeding shall be instituted by the Maker or any of its subsidiaries seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property, (iii) any proceeding of the type described in the preceding clause (ii) shall be instituted against the Maker or any of its subsidiaries and shall continue undismissed, or unstayed and in effect, for a period of 60 consecutive days; or (iv) an order for relief in respect of the Maker or any of its subsidiaries shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect, or
(v) the Maker or any of its subsidiaries shall take any corporate action to authorize any of the actions set forth in clauses (i) or (ii) above in this paragraph, the Loans shall immediately become due and payable without any election, action or notice on the part of the Payee, and the Maker hereby waives presentment, demand, protest or notice of any kind to the maximum extent permitted by applicable law.

            The Maker promises to pay all reasonable expenses of the Payee incurred in connection with the collection and enforcement hereof, including, without limitation, the reasonable fees and disbursements of counsel to the Payee.

            THIS DEMAND NOTE AND THE LOANS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO).

            THE MAKER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS DEMAND NOTE OR THE LOANS AND THE MAKER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE PAYEE TO BRING PROCEEDINGS AGAINST THE MAKER IN THE COURTS OF ANY OTHER JURISDICTION WHEREIN ANY ASSETS OF THE MAKER MAY BE LOCATED.

            THE MAKER HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS DEMAND NOTE OR THE LOANS.

            The Maker hereby acknowledges that the Payee has pledged all of its existing and hereafter arising right, title and interest in, to and under this Demand Note and the Loans to The Bank of Nova Scotia, a Canadian chartered bank acting through its New York Agency, in its capacity as administrative agent for various transferees of interests in the Payee's receivables (including itself, Atlantic Asset Securitization Corp., Liberty Street Funding Corp., Calyon New York Branch, and their respective successors assigns).

                        FISHER SCIENTIFIC INTERNATIONAL INC.


                        By:
                           ---------------------------------
                        Name:
                        Title: